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                                                                  Exhibit 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 of our report dated January 14, 1999 included in SLM Holding Corporation's Form 10-K for the year ended December 31, 1998.


                                         /s/ ARTHUR ANDERSEN LLP

Washington, D.C.
July 28, 1999